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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report February 24, 2006
                         WESTERN POWER & EQUIPMENT CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-26230                  91-1688446
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
          (Address of principal executive offices, including zip code)

                                 (360) 253-2346
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 3.02 below. Prior to the entry into the Subscription Agreement (as defined below), there was no material relationship between the Company and the purchaser (the "Purchaser") under the Subscription Agreement. The identity of the Purchaser and the dollar amount of its purchase of the shares of Common Stock (the "Shares") is set forth below:

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          INVESTOR                   NUMBER OF SHARES             PURCHASE PRICE
                                      OF COMMON STOCK               PER SHARE
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COSTA BRAVA PARTNERSHIP III LP           950,000                           $1.87
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                                                   TOTAL:          $1,776,500.00
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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

The Company entered into a Subscription Agreement (the "Subscription Agreement"), a form of which is attached hereto as Exhibit 4.1, with Costa Brava Partnership III LP. Pursuant to the terms of the Subscription Agreement, the Company sold 950,000 Shares of Common Stock to Costa Brava Partnership III LP on February 17, 2006 for an aggregate purchase price of $1,776,500.00.

The Company will use a significant portion of the loan proceeds (not less than 90 %) to partially prepay its credit facility from several institutional lenders (the "Debenture Purchasers") under the terms of a Waiver and Loan Prepayment Agreement, entered into with each such lender, a form of which is attached hereto as Exhibit 10.1 and the remainder of the proceeds will be used to support the Company's near term needs for working capital.

The issuances of the Shares described above were made pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

As a result of these share issuances, the Company's number of issued and outstanding Shares has increased to 11,130,000 such Shares as of February 17, 2006.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C)         Exhibits

4.1         Subscription Agreement

10.1        Waiver and Loan Prepayment Agreement
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 24, 2006

                                       WESTERN POWER & EQUIPMENT CORP.

                                       By:  /s/ Mark J. Wright
                                          ------------------------------------
                                       Name:  Mark J. Wright
                                       Title: Chief Financial Officer